SECURITIES AND EXCHANGE COMMISSION

		      WASHINGTON, D.C.  20549

			     FORM 8-K

			  CURRENT REPORT
		  PURSUANT TO SECTION 13 OR 15(D)
	      OF THE SECURITIES EXCHANGE ACT OF 1934

			  JULY 15, 1997

		(Date of earliest event reported)

		      PennFirst Bancorp, Inc.

	  (Exact name of registrant as specified in its charter)


PENNSYLVANIA                             0-19345                 25-1659846
(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                        Identification No.)



600 LAWRENCE AVENUE, ELLWOOD CITY, PENNSYLVANIA               16117
(Address of principal executive offices)                      (Zip Code)


			      (412) 758-5584
       (Registrant's telephone number, including area code)

			   NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.  OTHER EVENTS

     The information to be reported herein is incorporated by reference from the press release, dated July 15, 1997, filed as Exhibit 1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) NOT APPLICABLE.

     (b) NOT APPLCIABLE.

     (c) EXHIBITS.

	1       Press relase dated July 15, 1997.

			    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			 PENNFIRST BANCORP, INC.
			 (Registrant)



Date:  July 16, 1997     By: /S/ CHARLOTTE A. ZUSCHLAG
			     -------------------------
			     Charlotte A. Zuschlag
			     President and Chief Executive Officer
			     (Principal Executive Officer)

			    EXHIBIT 99

			   PRESS RELEASE